                                                               Exhibit (h)(1)(i)
                                                               -----------------
                      Schedule to Administration Agreement
                            as of September 20, 2001

                                                                         Fee Rate:
                                                                         --------
                                                  Institutional and
                                                Administrative Classes                      Classes A, B & C
                                                ----------------------                      ----------------
--------------------------------------------------------------------------------------------------------------------
                                             Core                                    Core
                                             ----                                    ----
Fund                                       Expenses*      Other        Total      Expenses*      Other     Total**
----                                       ---------      -----        -----      ---------      -----     -------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PIMCO Capital Appreciation                   0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Mid-Cap                                0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Micro-Cap                              0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Renaissance                            0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Select Growth                          0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Growth                                 0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Target                                 0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Opportunity                            0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Innovation                             0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Value                                  0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Small-Cap Value                        0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
PIMCO Mega-Cap                               0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
Allianz Select International                 0.15          0.35         0.50        0.15         0.55       0.70
------------------------------------------------------------------------------------------------------------------
PIMCO Structured Emerging Markets            0.15          0.35         0.50        0.15         0.50       0.65
------------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Structured               0.15          0.35         0.50        0.15         0.50       0.65
   Emerging Markets
------------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                   0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
NFJ Equity Income                            0.10          0.15         0.25         n/a          n/a        n/a
------------------------------------------------------------------------------------------------------------------
NFJ Value                                    0.10          0.15         0.25         n/a          n/a        n/a
------------------------------------------------------------------------------------------------------------------
NFJ Value 25                                 0.10          0.15         0.25         n/a          n/a        n/a
------------------------------------------------------------------------------------------------------------------
PIMCO Global Innovation                      0.15          0.25         0.40        0.15         0.45       0.60
------------------------------------------------------------------------------------------------------------------
PIMCO Growth & Income                        0.10          0.15         0.25        0.10         0.40       0.50
------------------------------------------------------------------------------------------------------------------
PIMCO Select Value                           0.10          0.15         0.25        0.10         0.40       0.50
------------------------------------------------------------------------------------------------------------------
PIMCO Healthcare Innovation                  0.10          0.15         0.25        0.10         0.40       0.50
------------------------------------------------------------------------------------------------------------------
PIMCO International Growth                   0.15          0.35         0.50        0.15         0.55       0.70
------------------------------------------------------------------------------------------------------------------
PIMCO Emerging Countries                     0.15          0.35         0.50        0.15         0.55       0.70
------------------------------------------------------------------------------------------------------------------
PIMCO Pacific Rim                            0.15          0.35         0.50        0.15         0.55       0.70
------------------------------------------------------------------------------------------------------------------
PIMCO Latin America                          0.15          0.35         0.50        0.15         0.55       0.70
------------------------------------------------------------------------------------------------------------------
PIMCO Worldwide Growth                       0.15          0.25         0.40        0.15         0.45       0.60
------------------------------------------------------------------------------------------------------------------
PIMCO Global Health Care                     0.15          0.25         0.40        0.15         0.45       0.60
------------------------------------------------------------------------------------------------------------------
PIMCO Large-Cap Growth                       0.10          0.15         0.25        0.10         0.30       0.40
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
PIMCO Funds Asset Allocation Series
-----------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
        90/10 Portfolio                                    0.05         0.10                     0.15       0.05
------------------------------------------------------------------------------------------------------------------
        60/40 Portfolio                                    0.05         0.10                     0.15       0.05
------------------------------------------------------------------------------------------------------------------
        30/70 Portfolio                                    0.05         0.10                     0.15       0.05
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                             Core                                    Core
                                             ----                                    ----
Fund                                       Expenses*      Other        Total      Expenses*      Other     Total**
----                                       ---------      -----        -----      ---------      -----     -------
------------------------------------------------------------------------------------------------------------------
PIMCO RCM Funds
---------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Large Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Tax Managed Growth
   Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM MidCap Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Small Cap Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Balanced Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Small Cap Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology
   Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Health Care Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM International Growth
   Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund
--------------------------------------------------------------------------------------------------------------------
PIMCO RCM Large Cap Select
   Fund
--------------------------------------------------------------------------------------------------------------------

___________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.

**   The Total fee rate for Class A, B and C shares shall be reduced by 0.05%
per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.

                                 Class D Shares
                                 --------------

--------------------------------------------------------------------------
                                        Core
                                        ----
Fund                                  Expenses*       Other          Total
----                                  ---------       -----          -----
---------------------------------------------------------------------------
---------------------------------------------------------------------------
PIMCO Capital Appreciation             0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Mid-Cap                          0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Renaissance                      0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Growth                           0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Innovation                       0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Value                            0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Tax-Efficient Equity             0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Select Growth                    0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Opportunity                      0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Small-Cap Value                  0.10            0.55            0.65
---------------------------------------------------------------------------
PIMCO Global Innovation                0.15            0.70            0.85
---------------------------------------------------------------------------
PIMCO Target                           0.10            0.55            0.65
---------------------------------------------------------------------------
Allianz Select International           0.15            0.80            0.95
---------------------------------------------------------------------------
PIMCO Select Value                     0.10            0.65            0.75
---------------------------------------------------------------------------
PIMCO Growth & Income                  0.10            0.65            0.75
---------------------------------------------------------------------------
PIMCO Healthcare Innovation            0.10            0.65            0.75
---------------------------------------------------------------------------
PIMCO International Growth             0.15            0.80            0.95
---------------------------------------------------------------------------
PIMCO Emerging Countries               0.15            0.80            0.95
---------------------------------------------------------------------------
PIMCO Pacific Rim                      0.15            0.80            0.95
---------------------------------------------------------------------------
PIMCO Latin America                    0.15            0.80            0.95
---------------------------------------------------------------------------
PIMCO Worldwide Growth                 0.15            0.70            0.85
---------------------------------------------------------------------------
PIMCO Global Health Care               0.15            0.70            0.85
---------------------------------------------------------------------------
PIMCO Large-Cap Growth                 0.10            0.65            0.75
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
PIMCO RCM Funds
---------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
PIMCO RCM Large Cap Growth Fund
---------------------------------------------------------------------------
PIMCO RCM Tax Managed Growth Fund
---------------------------------------------------------------------------
PIMCO RCM MidCap Fund
---------------------------------------------------------------------------
PIMCO RCM Small Cap Fund
---------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund
---------------------------------------------------------------------------
PIMCO RCM Balanced Fund
---------------------------------------------------------------------------
PIMCO RCM Global Small Cap Fund
---------------------------------------------------------------------------
PIMCO RCM Global Technology Fund
---------------------------------------------------------------------------
PIMCO RCM Global Health Care Fund
---------------------------------------------------------------------------
PIMCO RCM International Growth Fund
---------------------------------------------------------------------------
PIMCO RCM Emerging Markets Fund
---------------------------------------------------------------------------
PIMCO RCM Europe Fund
---------------------------------------------------------------------------
PIMCO RCM Large Cap Select Fund
---------------------------------------------------------------------------
_________________
* Core Expenses include custody, portfolio accounting and tax preparation expenses.